UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 11, 2011

Huron Consulting Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

550 West Van Buren Street, Chicago, Illinois		60607
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(312) 583-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Huron Consulting Group, Inc. ("the Company") adopted the amendment and restatement of the Company’s Amended and Restated Bylaws, effective as of April 11, 2011, to change the corporate officer title of Vice President to Executive Vice President and to make conforming changes to the Bylaws.

Item 8.01 Other Events.

The Company issued a press release on April 14, 2011 announcing the corporate officer title change, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

3.1 Amended and Restated Bylaws of Huron Consulting Group Inc., Effective as of April 11, 2011.

99.1 Press Release, dated April 14, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.

April 14, 2011	By:	/s/ James K. Rojas

Name: James K. Rojas
Title: Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Huron Consulting Group Inc., Effective as of April 11, 2011.
99.1	Press Release, dated April 14, 2011.